UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 17, 2022
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BANDWIDTH INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38285	56-2242657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
900 Main Campus Drive
Raleigh, NC 27606
(Address of principal executive offices) (Zip Code)
(800) 808-5150
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	BAND	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 17, 2022, Bandwidth Inc., a Delaware corporation (the “Company”), entered into a letter agreement (the “Carreker Letter Agreement”) with Marina C. Carreker, the Company’s outgoing President, in connection with her resignation. As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC by the Company on November 1, 2022, Ms. Carreker previously submitted her resignation but will remain employed by the Company through December 31, 2022. Pursuant to the Carreker Letter Agreement, Ms. Carreker will be entitled to receive (i) a cash amount of $276,700.00, payable over a period of twelve months, (ii) an additional cash amount of $138,350.00, representing Ms. Carreker’s annual target bonus opportunity, payable over a period of twelve months, (iii) a monthly healthcare stipend of $2,177.55, payable for a period of twelve months and intended to facilitate the purchase of healthcare coverage, and (iv) a cash amount of $1,017.86 representing twelve months of premiums for Ms. Carreker’s term life insurance policy. Ms. Carreker is also eligible to receive an additional cash amount as a bonus for 2022 performance, payable in February 2023 and in an amount presently undetermined, if the payment of bonuses is approved by the Compensation Committee of the Company’s Board of Directors. Additionally, under the Carreker Letter Agreement, 1,245 restricted stock units granted to Ms. Carreker and scheduled to vest on January 2, 2023 will fully vest on December 31, 2022. All other outstanding restricted stock units previously granted to Ms. Carreker will continue to vest through December 31, 2022.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANDWIDTH INC.

Date: November 21, 2022	By:	/s/ R. Brandon Asbill
	Name:	R. Brandon Asbill
	Title:	General Counsel and Secretary